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                                                     EXHIBIT INDEX

Exhibit No.                                        Exhibit
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 4.1                  Articles of Incorporation of Sun Company, Inc., as
                      amended and restated, effective as of February 1, 1996 (incorporated by reference to Exhibit 3.(i) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, filed March 7, 1996, File No. 1-6841).

 4.2 Sun Company, Inc. Bylaws, as amended and restated, effective as of February 1, 1996 (incorporated by reference to Exhibit 3.(ii) to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, filed March 7, 1996, File No. 1-6841).

 4.3 Rights Agreement, dated as of February 1, 1996, between Sun Company, Inc. and First Chicago Trust Company of New York (the "Rights Agreement"), filed as Exhibit 99(b) to the Registrant's Current Report on Form 8-K dated February 2, 1996 (File No. 1-6841) is incorporated herein by reference. The Rights Agreement was amended effective July 3, 1997. Such amendment was filed as
                      Exhibit 4 to the Registrant's Current Report on Form 8-K dated July 8, 1997 and has been incorporated herein by reference under Item 3 of this Registration Statement. The Rights Agreement includes, as Exhibit B thereto, the form of Rights Certificate.

 5 Opinion of Ann C. Mule', Esq., General Attorney and Corporate Secretary of Sun Company, Inc. (relating to legality of the securities and other interests being registered).

23.1                  Consent of Ernst & Young LLP.

23.2                  Consent of Coopers & Lybrand L.L.P.

23.3                  Consent of Ann C. Mule', Esq. (included in Exhibit 5).

24.1 Power of Attorney executed by certain officers and directors of Sun Company, Inc.

24.2 Certified copy of the resolution authorizing certain officers to sign on behalf of Sun Company, Inc. and the Sun Company, Inc. Long-Term Performance Enhancement Plan.

99 Sun Company, Inc. Long-Term Performance Enhancement Plan (incorporated by reference to Exhibit A to the Registrant's definitive Proxy Statement for the 1997 Annual Meeting of Shareholders of Sun Company, Inc., filed March 18, 1997, File No. 1-6841).